UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
______________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 29, 2007
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CDW CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Illinois	0-21796	36-3310735

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)
200 N. Milwaukee Ave., Vernon Hills, Illinois 60061
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 465-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a — 12 under the Exchange Act (17 CFR 240.14a — 12)

☐	Pre-commencement communications pursuant to Rule 14d — 2(b) under the Exchange Act (17 CFR 240.14d(b))

☐	Pre-commencement communications pursuant to Rule 13e — 4(c) under the Exchange Act (17 CFR 240.13e — 4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
E-mail to Coworkers
Coworker FAQ
Manager Talking Points

Item 8.01. Other Events.
On May 29, 2007, CDW Corporation (“CDW”) entered into an Agreement and Plan of Merger with VH Holdings, Inc. and VH MergerSub, Inc. (the “Merger Agreement”). On May 29, 2007, CDW issued a press release announcing that it had entered into the Merger Agreement, pursuant to which CDW is to be acquired by Madison Dearborn Partners, LLC. A copy of the press release is furnished as Exhibit 99.1 hereto.
On May 29, 2007, the Chief Executive Officer of CDW circulated an e-mail to CDW’s coworkers announcing to them the execution of the Merger Agreement. A copy of the e-mail is furnished as Exhibit 99.2 hereto. CDW also distributed to its coworkers a question and answer document relating to the announcement of the execution of the Merger Agreement. A copy of the document is furnished as Exhibit 99.3 hereto. CDW also distributed talking points to its managers for their use in discussing the proposed transaction with their coworker teams. A copy of the talking points is furnished as Exhibit 99.4 hereto.
Where You Can Find Additional Information
CDW Corporation will file with the Securities and Exchange Commission (the “SEC”), and furnish to its shareholders, a proxy statement soliciting proxies for the meeting of its shareholders to be called with respect to the proposed merger between CDW and Madison Dearborn Partners, LLC. CDW SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THEM BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. CDW shareholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. CDW shareholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents by directing a request by mail or telephone to CDW Corporation, 200 N. Milwaukee Ave., Vernon Hills, Illinois 60061, Attention: Corporate Secretary, telephone: (847) 465-6000, or from CDW’s website, http://www.cdw.com.
CDW and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from shareholders of CDW with respect to the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in CDW’s proxy statement relating to the proposed merger when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of CDW common stock as of March 31, 2007 is also set forth in CDW’s proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on April 16, 2007.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
No.

99.1	Press Release dated May 29, 2007 issued by CDW Corporation.

99.2	E-mail to Coworkers circulated on May 29, 2007 by the Chief Executive Officer of CDW Corporation.

99.3	Coworker FAQ distributed on May 29, 2007 by CDW Corporation.

99.4	Manager Talking Points circulated on May 29, 2007 by CDW Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2007	CDW CORPORATION
	By:	/s/ Christine A. Leahy
Christine A. Leahy
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
No.

99.1	Press Release dated May 29, 2007 issued by CDW Corporation.

99.2	E-mail to Coworkers circulated on May 29, 2007 by the Chief Executive Officer of CDW Corporation.

99.3	Coworker FAQ distributed on May 29, 2007 by CDW Corporation.

99.4	Manager Talking Points circulated on May 29, 2007 by CDW Corporation.